Exhibit 99.6

News out this morning that Verizon is acquiring Frontier Communications. Joining us right now, exclusively to talk about this, is Verizon’s CEO Hans Vestberg. Hans, thank you for being with us today. For people who are just waking up, this deal is $20 billion deal, an all cash deal, $38.50 a share. Why are you doing it?

Thank you, and go first of all, I think this is very clear strategic fit with Verizon, to build networks, serving our customer with broadband and mobility. This is just extending the opportunity for us to bring the full premium fiber network as well as our offerings, as well as connecting it with our wireless offerings. So it should be really good for consumers and for customers that we’re now getting the next step. And it’s actually accelerated our broadband efforts which we’re doing both with Fios, the strongest fiber offering in the country and the fixed wireless access. This is enhancing all we’re doing and accelerating. It was a fairly simple decision for us between build and buy, should we continue to build or buy? And economics really is appealing for us. So that’s really the reason why we’re doing it.

Meaning it is cheaper to buy or it is just a lot faster?

It is both, actually. I would say given the great transformation Frontier has done, you might remember that parts of this company was Verizon and when Verizon sold this, my predecessors, this was a network, they have done extremely good transformation, today more than 50% of the revenue is from fiber. The profit is way more than 50% from the fiber. And, of course, they have now 7 million passings with fiber and they’re planning to go to 10 where we expect the closing to be 10 million passing. So, it is really a good asset from that point, very different from what my predecessor sold some ten years ago.

Hans, we’re looking at shares of Frontier, we should point out Verizon shares up slightly today on this news. Frontier shares are down by 9%. That’s because that stock was up significantly yesterday. You’re going to see right now it is trading at $35.10. That’s well below the $38.50 all cash deal that you are offering. That means some people are guessing this won’t get through. Where do you think the trouble could lie in terms of what you hear from regulators?

I think it is extremely early in the morning, so I’m not sure that that conclusion is correct. We, first of all, we think this is great for consumers and we’re, of course, expecting that there is going to be the regulatory approvals will be thorough and go through it. But this is a great thing for everyone involved. So, we are very confident that this will go through, but we will expect the process will be thorough and dealt with this type of process before.

Hans, as it relates to antitrust, you know, regulators will say what is the market? What is the market size? How do you measure the market today? When you look at this market, do you look at it as a fiber market? Do you say that’s the sort of market size limit? Do you say, no, no, actually, we now compete with starlink and we compete with directv and we compete with others. What is the — how would you define that for both the viewer and frankly to the extent you want to try to define it for a regulator who is watching?

I think mostly the other customers and giving more optionality for broadband. Consumers or SMBs, that frontier is serving. Frontier is in more — is in 24 states, plus Washington, D.C. Basically not overlapping at all with the Fios footprint as this was a sort of piece of Verizon before. Also bringing the My Home offering that we announced a couple of months ago with perks, with streaming services, insurance and all of that to customers. That should give them more optionality and even more sort of great plans.

Let’s talk a little bit more about what this means. There’s a note out from Walt Pieczek today talking about how this will increase the number of homes that you’re reaching directly with fiber and DSL - 15 million homes, that’s a 50% increase to the 30 million homes that were passed by Verizon. But, he says, it is worth noting that even after this expansion, Verizon would still lack a fiber-based home broadband solution in over 80% of the United States. And would continue to trail AT&T’s fiber footprint. What do you do on that point?

So I think we’re in a really good position. We have a unique offering when it comes to mobility, fixed wireless access and fiber when this deal is closing and we will continue to invest and see that we can meet the customer in the right place. Our focus has always been to build a network once, and then have as many profitable connections on top of it. And as many people and customers connected to it. This is really leading way for us to take that lead even further. So, I — we’re going to compete and we’re going to have competitors try to continue to do it, but I think that with the leadership we have already in Fios fiber, and over time when this deal is approved, getting Frontier on top of that and then, of course, as number one on wireless, we want to have a very, very important offering to a product that everybody needs today. Mobility and broadband is essential for every organization, every person, in order to actually do the job more or have fun or entertain or whatever it might be.

Ultimately, your plan with this, beyond this, Hans, is that this deal will get done in 18 months. What do you do in the meantime in terms of how you spend your money? What is this going to mean in the bottom line to shareholders, with the finances on this?

So, it is going to take — we expect 18 months. We will continue our execution on mobility, fixed wireless access and Fios. Frontier had plans to continue from 7 million homes passed to 10 and we’re supporting that. So, that will continue. When it comes to the deal as such, you know, it from the day of closing, it will be the — it will be accretive growth on both revenue and EBITDA and that it will take 12 months and will be accretive also in cash flow and EPS and the first year shows we have some integration costs. And our leverage will go up between 0.2 to 0.3 it is very limited on the totality on Verizon’s equity and that. So all and all, it is a good financial deal. It is going to take some so it is heads down and continue to execute the last couple of quarters with good progress on wireless and fixed wireless access and fiber.

Hans, thank you for your time

Forward-Looking Statements

In this communication, we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “forecasts,” “hopes,” “intends,” “plans,” “targets” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see our and Frontier’s most recent annual and quarterly reports and other filings filed with the SEC.

Factors which could have an adverse effect on our operations and future prospects include, but are not limited to, the following: risks relating to the proposed transactions, including in respect of the ability to obtain required regulatory approvals and approval by Frontier’s stockholders, and the satisfaction of other closing conditions on a timely basis or at all; unanticipated difficulties and/or expenditures relating to the proposed transactions and any related financing; uncertainties as to the timing of the completion of the proposed transactions; litigation relating to the proposed transactions; the impact of the proposed transactions on each company’s business operations (including the threatened or actual loss of subscribers, employees or suppliers); the inability to obtain, or delays in obtaining cost savings and synergies from the proposed transactions; incurrence of unexpected costs and expenses in connection with the proposed transactions; risks related to changes in the financial, equity and debt markets; and risks related to political, economic and market conditions. In addition, the risks to which Frontier’s business is subject, including those risks set forth in Part I, Item 1A of Frontier’s most recent Annual Report on Form 10-K and its periodic reports filed with the SEC, could adversely affect the proposed transactions and, following the completion of the proposed transactions, our operations and future prospects.

Important Additional Information and Where to Find It

In connection with the proposed transactions, Frontier intends to file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”) in preliminary and definitive form, the definitive version of which will be sent or provided to Frontier stockholders. Verizon or Frontier may also file other documents with the SEC regarding the proposed transactions.

This document is not a substitute for the Proxy Statement or any other relevant document which Frontier may file with the SEC. Promptly after filing its definitive Proxy Statement with the SEC, Frontier will mail or provide the definitive Proxy Statement and a proxy card to each Frontier stockholder entitled to vote at the meeting relating to the proposed transactions. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC (WHEN THEY ARE AVAILABLE), AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE TRANSACTIONS BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTIONS AND RELATED MATTERS. Investors and security holders may obtain free copies of the Proxy Statement and other documents that are filed or will be filed with the SEC by Frontier or Verizon (when they are available) through the website maintained by the SEC at www.sec.gov, Frontier’s investor relations website at investor.frontier.com or Verizon’s investor relations website at verizon.com/about/investors.

Participants in the Solicitation

Verizon may be deemed to be a “participant” in the solicitation of proxies from the stockholders of Frontier in connection with the proposed transactions. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be included in Frontier’s definitive Proxy Statement relating to the proposed transactions when it is filed by Frontier with the SEC. These documents (when available) may be obtained free of charge from the SEC’s website at www.sec.gov or Frontier’s website at investor.frontier.com.